PLAYTIKA HOLDING CORP. First Quarter 2026 Results May 7, 2026

LEGAL DISCLAIMER 2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this presentation, including statements regarding our business strategy, plans and our objectives for future operations, are forward-looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “intent,” “may,” “might,” “potential,” “present,” “preserve,” “project,” “pursue,” “should,” “will,” or “would,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment and industry. As a result, it is not possible for our management to assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forwar d-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated, predicted or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation: • actions of our majority shareholder or other third parties that influence us; • our reliance on third-party platforms, such as the iOS App Store and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies; • our reliance on a limited number of games to generate the majority of our revenue; • our reliance on a small percentage of total users to generate a majority of our revenue; • our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models; • our inability to refinance our indebtedness, including, without limitation, our $550 million revolving credit facility which is set to expire in March 2027, or to obtain additional financing on favorable terms or at all; • our inability to identify acquisition targets that fit our strategy or complete acquisitions and integrate any acquired busin esses successfully or realize the anticipated benefits of such acquisitions could limit our growth, disrupt our plans and operat ions or impact the amount of capital allocated to mergers and acquisitions; • our ability to compete in a highly competitive industry with low barriers to entry; • our ability to retain existing players, attract new players and increase the monetization of our player base; • our ability to develop and/or launch new products and content or otherwise execute against our product roadmap strategy; • we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments; • the impact of an economic recession or periods of increased inflation, and any reductions to household spending on the types of discretionary entertainment we offer; • our controlled company status; • legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations; • risks related to our international operations and ownership, including our significant operations in Israel and Ukraine and the fact that our controlling stockholder is a Chinese-owned company; • geopolitical events such as the Wars in Israel and Ukraine; • our reliance on key personnel; • market conditions or other factors affecting the payment of dividends, including the decision whether or not to pay a dividend; • uncertainties regarding the amount and timing of repurchases under our stock repurchase program; • security breaches or other disruptions could compromise our information or our players ’ information and expose us to liability; and • our inability to protect our intellectual property and proprietary information could adversely impact our business. Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially , from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements speak only as of the date they are made. Except as required by law, we undertake no obligation to update any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures of us, including Adjusted Net Income and Adjusted EBITDA. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. You should not consider these non-GAAP financial measures in isolation, or as a substitute for analysis of results as reported under GAAP. For information regarding the non-GAAP financial measures used by us, and for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, see the Appendix to this presentation. `

Q1 FINANCIAL HIGHLIGHTS Revenue of $744.7 million, Net Loss of $(57.5) million, Adjusted Net Income of $13.6 million, and Adjusted EBITDA of $125.2 million. Revenue increased by 9.7% sequentially and 5.5% year over year. Adjusted Net Income decreased by (84.7)% sequentially and (62.4)% year over year. Adjusted EBITDA decreased (37.8)% sequentially and (25.2)% year over year. Record breaking Direct-to-Consumer revenue grew 16.7% sequentially and 62.8% year over year. Net Loss margin of (7.7)%, compared to (45.6)% in Q4 2025 and Net Income margin of 4.3% in Q1 2025. Adjusted Net Income margin of 1.8%, compared to 13.1% in Q4 2025 and 5.1% in Q1 2025. Adjusted EBITDA margin of 16.8%, compared to 29.7% in Q4 2025 and 23.7% in Q1 2025. Cash, cash equivalents, and short-term investments totaled $779.2 million as of March 31, 2026. 3 Note: USD in millions. See appendix for definitions of Adjusted EBITDA and Adjusted Net Income. Adjusted EBITDA and Adjusted Net Income are non-gaap measures, see reconciliation on slides 12 and 13.

Q1 BUSINESS HIGHLIGHTS Average Daily Paying Users of 387K increased 8.4% sequentially and decreased (0.8)% year over year. Average Payer Conversion of 4.5%, up from 4.3% in Q1 2025 and consistent with Q4 2025 conversion. Bingo Blitz(1) revenue of $153.7 million decreased (3.0)% sequentially and (5.4)% year over year. Disney Solitaire(1) revenue of $123.3 million increased 72.1% sequentially. June’s Journey(1) revenue of $76.0 million increased 8.7% sequentially and 10.4% year over year. 4 Note: See appendix for definitions of Average Daily Paying Users and Average Payer Conversion. Note(1): Bingo Blitz is the number one Bingo game. Disney Solitaire, Solitaire Grand Harvest, and Domino Dreams occupy the top three positions in Tabletop Games. June’s Journey is the number one Hidden Objects game. WSOP is the number one Poker game. Dice Dreams is a top-three Coin Looter game. Genre rankings based on worldwide iOS and Google Play store net revenues obtained from Sensor Tower as of January 2026.

+62.8% QUARTERLY REVENUE BY PLATFORM 5 Direct-to-Consumer Platforms Revenue Third-Party Platforms RevenueTotal Revenue +5.5% (14.0)% Note: USD in millions. See appendix for definitions of Direct-to-Consumer Platforms.

SELECTED QUARTERLY FINANCIALS 6 Note: USD in millions. See appendix for definitions of Adjusted EBITDA. Adjusted EBITDA is a non-gaap measure, see reconciliation on slides 12 and 13. Net Income Adjusted EBITDA and Margin (25.2)%N/A

QUARTERLY KPI TRENDS 7 Average Daily Paying Users (in millions) Average Daily Active Users (in millions) Average Revenue per Daily Active User Average Payer Conversion (0.8)% (4.4)% +20bps Note: See appendix for definitions of Average Daily Paying Users, Average Daily Active Users, Average Revenue per Daily Active User, and Average Payer Conversion. +8.0%

REVENUE CONTRIBUTION 8Note: See appendix for definitions of Casual Themed Games, Social Casino Themed Games, and Direct-to-Consumer Platforms. Revenue Mix (Casual and Social Casino) Revenue Mix (DTC and 3rd Party Platforms)

CAPITAL STRUCTURE OVERVIEW

Available Liquidity
(as of 03/31/26)


$779.2
$550.0
$1,329.2
Cash, Cash Equivalents, and ST Investments
Undrawn Revolver (2027 Maturity)
Total Liquidity

Debt Maturity Profile
(as of 03/31/26)


$1,805.0
$600.0
Term Loan (2028 Maturity)
Senior Notes (2029 Maturity)

Capital Structure and
Capital Allocation

- Approximately $1.3 billion in availability liquidity. $868 million in available pro forma liquidity[1]
- Liquidity is expected to continue to improve with Free Cash Flow generation
- Net LTM leverage of approximately 2.9x[2].

Note: USD in millions.
Note[1]: Pro Forma liquidity of approximately $868 million represents availability liquidty as of 3/31/2026 adjusted by $461 million in contingent considerations paid to the shareholders of SuperPlay in late April of 2026. PF cash balance as of 03/31/26 of $318.2 million.
Note[2]: Pro Forma for the payment of the year 1 SuperPlay earnout.

Playtika
9

UPDATED FISCAL YEAR 2026 GUIDANCE 10 FY26 Initial Guidance FY26 Updated Guidance Revenue $2,700 million to $2,800 million $2,750 million to $2,850 million Adjusted EBITDA $730 million to $770 million $750 million to $790 million Adjusted EBITDA Margin 27% to 27.5% 27.3% to 27.7% Capital Expenditures $80 million $80 million Note: USD in millions. See appendix for definition of Adjusted EBITDA. Adjusted EBITDA is a non-gaap measure, see reconciliation of historical figures on slides 12 and 13.

APPENDIX Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measu re in each case as determined in accordance with GAAP. Our Credit Agreement defines Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment charges, (vi) stock-based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenues. We define Adjusted Net Income as net income before (i) impairment charges, and (ii) contingent consideration. Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Income as calculated herein may not be comparable to similarly title d measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Adjusted EBITDA, Adjusted EBITDA Margin and Adju sted Net Income should not be construed as an inference that our future results will be unaffected by unusual or unexpected items. Non-GAAP Financial Measure 11

APPENDIX Reconciliation of GAAP to Non-GAAP Measure 12Note: USD in millions. (1) Reflects stock-based compensation expense related to the issuance of equity awards to our employees and Directors. (2) Includes costs incurred to evaluate and pursue acquisition activities as well as costs incurred by the Company in connection with the evaluation of strategic alternatives. (3) The amount for the three months ended March 31, 2026 consists entirely of severance and the amount for the three months ended March 31, 2025 consist primarily of $0.7 million of severance incurred by the company. Three Months Ended, March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Adjusted EBITDA Reconciliation Net Income (Loss) 30.6$ 33.2$ 39.1$ (309.3)$ (57.5)$ Provision for income taxes 10.5 11.9 19.0 (7.9) (16.3) Interest expense and other, net 26.7 64.6 40.3 36.2 24.2 Depreciation and Amortization 59.2 61.0 59.3 55.3 44.9 EBITDA 127.0$ 170.7$ 157.7$ (225.7)$ (4.7)$ Impairment charges - 0.4 1.5 4.5 - Stock-based compensation (1) 25.5 17.5 21.8 17.7 14.1 Contingent consideration 6.9 (33.0) 30.8 394.1 95.0 Acquisition and related expenses (2) 6.5 3.6 5.3 9.6 7.2 Other items (3) 1.4 7.8 0.4 1.2 13.6 Adjusted EBITDA 167.3$ 167.0$ 217.5$ 201.4$ 125.2$

APPENDIX Reconciliation of GAAP to Non-GAAP Measure 13Note: USD in millions. March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Net Income Reconciliation Net Income (Loss) 30.6$ 33.2$ 39.1$ (309.3)$ (57.5)$ Impairment charges - 0.4 1.5 4.5 - Contingent consideration 6.9 (33.0) 30.8 394.1 95.0 Income tax impact of adjustments (1.3) 5.9 (5.6) (0.3) (23.9) Adjusted Net Income 36.2$ 6.5$ 65.8$ 89.0$ 13.6$

APPENDIX Average Revenue per Daily Active User: or “ARPDAU” means (i) the total revenue in a given period, (ii) divided by the number of days in that period, (iii) divided by the average Daily Active Users during that period. Daily Active Users: or “DAUs” means the number of individuals who played one of our games during a particular day on a particular platform. Under this metric, an individual who plays two different games on the same day is counted as two DAUs. Similarly, an individual who plays the same game on two different platforms (e.g., web and mobile) or on two different social networks on the same day would be counted as two Daily Active Users. Average Daily Active Users for a particular period is the average of the DAUs for each day during that period. Daily Paying Users: or “DPUs” means the number of individuals who purchased, with real world currency, virtual currency or items in any of our games on a particular day. Under this metric, an individual who makes a purchase of virtual currency or items in two different games on the same day is counted as two DPUs. Similarly, an individual who makes a purchase of virtual currency or items in any of our games on two different platforms (e.g., web and mobile) or on two different social networks on the same day could be counted as two Daily Paying Users. Average Daily Paying Users for a particular period is the average of the DPUs for each day during that period. Daily Payer Conversion: means (i) the total number of Daily Paying Users, (ii) divided by the number of Daily Active Users on a particular day. Average Daily Payer Conversion for a particular period is the average of the Daily Payer Conversion rates for each day during that period. Casual Themed Games: portfolio of games that include - Bingo Blitz, Solitaire Grand Harvest, June’s Journey, Best Fiends, Board Kings, Pirate Kings, Pearl’s Peril, Best Fiends Stars, Redecor, Animals & Coins, Dice Dreams, Domino Dreams, Disney Solitaire, and Other. Social Casino Themed Games: portfolio of games that include - Slotomania, House of Fun, Caesars Slots, World Series of Poker, Governor of Poker 3, and Other. Direct-to-Consumer Platforms: Playtika’s own internal proprietary platforms where payment processing fees and other related expenses for in-app purchases are typically 3 to 4%, compared to the 30% platform fee for third party platforms. Adjusted Net Income: We define Adjusted Net Income as net income before (i) impairment charges, and (ii) contingent considerations. Adjusted EBITDA: Our Credit Agreement defines Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment charges, (vi) stock-based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. Free Cash Flow: We defined Free Cash Flow as net cash provided by operating activities minus capital expenditures. Our capital expenditures include purchase of property and equipment, capitalization of internal use software costs, and purchase of software for internal use. Glossary of Key Terms 14